UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/09/2011

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31719

DE	134204626
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

200 Oceangate, Suite 100
Long Beach, CA 90802
(Address of principal executive offices, including zip code)

562 435 3666
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On June 9, 2011, our fiscal intermediary subsidiary, Molina Medicaid Solutions, received a Notice of Intent to Award from the Louisiana Office of State Purchasing. The Notice states that the State intends to award the contract for a replacement Medicaid Management Information System, or MMIS, to the firm of Client Network Services Inc., or CNSI. Molina Medicaid Solutions has fourteen days from the date of receipt of the Notice to submit a protest.

The revenue under the Louisiana MMIS contract of Molina Medicaid Solutions from May 1, 2010, the date of its acquisition by the Company, through December 31, 2010, was approximately $32 million. Until the replacement MMIS is designed, developed, and implemented by the vendor that ultimately enters into a contract with the State, Molina Medicaid Solutions will continue to perform under its existing MMIS contract.

Cautionary Statement: This report contains "forward-looking statements" regarding the Lousiana MMIS contract of Molina Medicaid Solutions and the award of a contract for the design, development, and implementation of a replacement MMIS in Lousiana. Actual results may differ materially as a result of the successful protest of the Notice of Intent to Award, risks related to the design, development, and implementation of a replacement MMIS, and risks related to the continued performance of Molina Medicaid Solutions under the existing MMIS contract. Additional information regarding the risk factors that could cause actual results to differ materially is contained in the Company's Form 10-K Annual Report filed with the Securities and Exchange Commission, or SEC, on March 8, 2011, and in the Company's other reports and filings with the SEC and available for viewing on its website at www.sec.gov.

Note: The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this Item is not intended to, and does not, constitute a determination or admission by the Company that the information furnished is material or complete, or that investors should consider this furnished information before making an investment decision with respect to any security of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: June 10, 2011	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Senior Vice President - General Counsel and Secretary